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                                  ---------
                                    BAKER
                                      &
                                  HOSTETLER
                                  ---------
                              COUNSELLORS AT LAW
_______________________________________________________________________________
Capitol Square, Suite 2100 - 65 East State Street - Columbus, Ohio 43215-4260 -
(614) 228-1541


                               January 17, 1996


The Cardinal Group
155 East Broad Street
Columbus, Ohio 43215

         Subject: THE CARDINAL GROUP (THE "GROUP") -- POST-EFFECTIVE AMENDMENT NO. 4 TO REGISTRATION STATEMENT ON FORM N-1A, FILE NO. 33-59984, FILED UNDER THE SECURITIES ACT OF
                     1933, AS AMENDED, AND AMENDMENT NO. 4 TO REGISTRATION STATEMENT ON FORM N-1A, FILE NO. 811-7588, FILED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "AMENDMENT")

Ladies and Gentlemen:

         In connection with the filing of the Amendment, it is our opinion that, upon the effectiveness of the Amendment, the 178,428 shares of beneficial interest, without par value, of Cardinal Balanced Fund and the 117,487 shares of beneficial interest, without par value, of Cardinal Aggressive Growth Fund, when issued as described in the Amendment and for the consideration described in the Amendment, will be legally issued, fully paid and nonassessable.

         We hereby consent to the filing of this opinion as an exhibit to the Amendment.

                                        Very truly yours,


                                        BAKER & HOSTETLER